                                                                    EXHIBIT 10.2


                               AMENDMENT NO.  2
                            TO THE CREDIT AGREEMENT


                                         Dated as of March 15, 2000

          AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among BMAC Holdings, Inc., a Delaware corporation (the "Parent Guarantor"), Better Minerals & Aggregates Company, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Banque Nationale de Paris ("BNP"), as the initial issuing bank (the "Initial Issuing Bank"), as the swing line bank (the "Swing Line Bank"), and as agent (together with any successors appointed pursuant to Article VII, the "Agent") for the Lender Parties.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 30, 1999 and amended as of December 31, 1999 (as the same may be further amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
on the Effective Date, hereby amended as follows:

     (a) The definition of "EBITDA" is amended by inserting, prior to the period at the end thereof, the following:

          "provided, further, that EBITDA shall be adjusted by increasing EBITDA
           --------  -------
     with the following amounts: (A) with respect to the Rolling Period ending on March 31, 2000, (1) bonuses and fees paid by CSC related to the Acquisition in an aggregate amount of $370,000, (2) certain family salaries paid by CSC in an aggregate amount of $287,502, (3) royalties paid by CSC to certain family trusts in an aggregate amount of $463,095 and (4) certain fair market value inventory adjustments made by CSC in an aggregate amount of $307,335, (B) with respect to the Rolling Period ending on June 30, 2000, (1) bonuses and fees paid by CSC related to the Acquisition in an aggregate amount of $370,000, (2) certain family salaries paid by CSC in an aggregate amount of $143,751, (3) royalties paid by CSC to certain family trusts in an aggregate amount of
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                                       2

     $463,095, and (4) certain fair market value inventory adjustments made by CSC in an aggregate amount of $307,335 and (C) with respect to the Rolling Period ending on September 30, 2000, certain fair market value inventory adjustments made by CSC in an aggregate amount of $307,335".

     (b) The definition of "Interest Coverage Ratio" is amended by inserting, prior to the period at the end thereof, the following:

          "multiplied by the Annualization Factor".

     (c) The definition of "Leverage Ratio" is amended by deleting the following "multiplied by the Annualization Factor".

     (d) The definition of "Rolling Period" is amended by inserting, prior to the period at the end thereof, the following:

          "; provided, however, that with respect to the calculation of EBITDA,
             --------  -------
     it shall mean the consecutive 12-month period ending on the last day of such fiscal month".

          SECTION 2.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective on and as of the first date (the "Effective Date") on which the Agent shall have received, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, (1) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (2) the consent attached hereto executed by each party to the Subsidiary Guaranty.

          SECTION 3.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
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                                       3


     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4.  Costs, Expenses.  The Borrower agrees to pay on demand all
                      ---------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BMAC HOLDINGS, INC.,
                                        as Parent Guarantor

                                        By _____________________________________
                                           Name:
                                           Title:


                                        BETTER MINERALS & AGGREGATES
                                        COMPANY, as Borrower

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANQUE NATIONALE DE PARIS,
                                        as Agent, Initial Lender, Swing Line
                                        Bank and Initial Issuing Bank

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND II, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        PRINCIPAL LIFE INSURANCE
                                        COMPANY
                                        By:  Principal Capital Management
                                        LLC, a Delaware limited liability
                                        company, its authorized signatory

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        NATIONAL BANK OF CANADA

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        FIRST SOURCE FINANCIAL LLP
                                        By:  First Source Financial, Inc.,
                                             its Agent/Manager

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BOEING CAPITAL CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BANK POLSKA KASA OPIEKI S.A.
                                        NEW YORK BRANCH

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        TRAVELERS CORPORATE LOAN
                                        FUND INC.

                                        By:  Travelers Asset Management
                                             International Corporation


                                        ABN AMRO BANK N.V.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        HELLER FINANCIAL, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ARCHIMEDES FUNDING, L.L.C.,
                                        By:  ING Capital Advisors LLC
                                             as its Collateral Manager

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ARCHIMEDES FUNDING, II, LTD.
                                        By:  ING Capital Advisors LLC,
                                             as its Collateral Manager

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        KZH-ING-1 LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KZH-ING-2 LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BALANCED HIGH-YIELD FUND I
                                        LTD.
                                        By:   BHF (USA) Capital Corporation, as
                                        Attorney-In-Fact

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        FRANKLIN FLOATING  RATE TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PPM SPYGLASS FUNDING TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:

                              SUBSIDIARY CONSENT



                                    Dated as of March _____, 2000


     The undersigned, as parties to one or more of the Loan Documents as defined in the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and the Credit Agreement as amended on or prior to the date hereof and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (b) the Collateral Documents to which such undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                   PENNSYLVANIA GLASS SAND CORPORATION

                                   By: _________________________________________
                                       Title:


                                   THE FULTON LAND AND TIMBER COMPANY

                                   By: _________________________________________
                                       Title:


                                   OTTAWA SILICA COMPANY

                                   By: _________________________________________
                                       Title:


                                   GEORGE F. PETTINOS, INC.

                                   By: _________________________________________
                                       Title:

                                   ELLEN JAY, INC.

                                   By: _________________________________________
                                       Title:


                                   U.S. SILICA COMPANY (a/k/a U.S. Silica
                                   Company, Inc.)

                                   By: _________________________________________
                                       Title:


                                   BETTER MATERIALS CORPORATION

                                   By: _________________________________________
                                       Title:


                                   BMC TRUCKING, INC.

                                   By: _________________________________________
                                       Title:


                                   BUCKS COUNTY CRUSHED STONE COMPANY

                                   By: _________________________________________
                                       Title:


                                   CHIPPEWA FARMS CORPORATION

                                   By: _________________________________________
                                       Title:


                                   SHORE STONE COMPANY, INC.

                                   By: _________________________________________
                                       Title:

                                   COMMERCIAL STONE CO., INC.

                                   By: _________________________________________
                                       Title:


                                   STONE MATERIALS COMPANY, LLC

                                   By: Better Minerals & Aggregates Company,
                                       as Manager

                                   By: _________________________________________
                                       Title:


                                   COMMERCIAL AGGREGATES TRANSPORTATION
                                   AND SALES, LLC

                                   By: Stone Materials Company, LLC,
                                       as Manager

                                   By: _________________________________________
                                       Title: